SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)           December 9, 1998
                                                ---------------------------


                           UNITED ROAD SERVICES, INC.
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               (Exact name of registrant as specified in charter)


Delaware                            000-24019                94-3278455
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(State or other jurisdiction      (Commission              (IRS Employer
      of incorporation)           file number)            Identification No.)


8 Automation Lane, Albany, New York                             12205
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(Address of principal executive offices)                     (zip code)




Registrant's telephone number, including area code   518-446-0140




                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.           OTHER EVENTS

         In addition to its acquisition of Pilot, which occurred on December 9, 1998, referred to in the Form 8-K filed December 23, 1998, on January 11, 1999, United Road Services, Inc. acquired MPG Transco, Ltd. ("MPG") for an aggregate of $10.4 million in cash and 996,351 shares of Common Stock. Historical financial statements for MPG are contained in Exhibit 99.2 attached hereto. Unaudited pro forma combined financial information relating to the Pilot and MPG acquisitions is contained in Exhibit 99.3 attached hereto.

 Item 7.          FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements of businesses acquired.

         1. The balance sheets of Pilot Transport, Inc. as of December 31, 1996 and 1997 (audited) and September 30, 1998 (unaudited) and statements of operations, stockholders' equity and cash flows for the years ended December 31, 1996 and 1997 (audited) and the nine months ended September 30, 1997 and 1998 (unaudited) contained in Exhibit 99.1 attached hereto are incorporated herein by reference.

         2. The balance sheets of MPG Transco, Ltd. as of July 31, 1997 and 1998 (audited) and October 31, 1998 (unaudited) and statements of operations, stockholders' equity and cash flows for the years ended July 31, 1997 and 1998 (audited) and the three months ended October 31, 1997 and 1998 (unaudited) contained in Exhibit 99.2 attached hereto are incorporated herein by reference.

 (b) Pro Forma financial information

         The unaudited Pro Forma Combined Financial Statements for United Road Services, Inc. contained in Exhibit 99.3 attached hereto are incorporated herein by reference.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:    January 11, 1999             UNITED ROAD SERVICES, INC.


                                      By: /s/ Edward T. Sheehan
                                          ---------------------
                                          Edward T. Sheehan
                                          Chairman and Chief Executive Officer

                                  EXHIBIT INDEX


EXHIBIT NUMBER                      DESCRIPTION OF EXHIBIT

         99.1 The balance sheets of Pilot Transport, Inc. as of December 31, 1996 and 1997 (audited) and September 30, 1998 (unaudited) and statements of operations, stockholders' equity and cash flows for the years ended December 31, 1996 and 1997 (audited) and the nine months ended September 30, 1997 and 1998 (unaudited).

         99.2 The balance sheets of MPG Transco, Ltd. as of July 31, 1998 and 1997 (audited) and October 31, 1998 (unaudited) and statements of operations, stockholders' equity and cash flows for the years ended July 31, 1997 and 1998 (audited) and the three months ended October 31, 1997 and 1998 (unaudited).

         99.3 The unaudited Pro Forma Combined Financial Statements for United Road Services, Inc.